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                                                                   EXHIBIT 10.61


                                                    (Harrisburg)

                                                    This instrument prepared by:
                                                                Haskins W. Jones
                                            Johnston Barton Proctor & Powell LLP
                                                         1901 Sixth Avenue North
                                                      2900 AmSouth/Harbert Plaza
                                                       Birmingham, Alabama 35203
                                                                  (205) 458-9400

STATE OF __________________)

COUNTY OF ________________)



             ASSIGNMENT, ASSUMPTION AND AMENDMENT OF LEASE AGREEMENT


         THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT OF LEASE AGREEMENT ("Assignment") made as of the 6th day of February, 1998, by and among SENIOR CARE OPERATORS, LLC, a Delaware Limited Liability Company ("Assignor"), BCC AT HARRISBURG, INC., a Delaware corporation ("Manager"), EXTENDED CARE OPERATORS OF HARRISBURG, LLC, a Delaware limited liability company ("Assignee"), and Capstone Capital of Pennsylvania, Inc., a Pennsylvania corporation ("Owner").

                                 R E C I T A L S


         WHEREAS, Owner, as lessor and Manager, as lessee, entered into that certain lease agreement dated March 28, 1997 (the "Lease"), covering that certain 51-unit assisted living facility located in Harrisburg, Pennsylvania, which is located on real property more particularly described in Exhibit A attached hereto (the "Facility"); and

         WHEREAS, Manager assigned the Lease to Assignor pursuant to an Assignment and Assumption Agreement dated as of December 30, 1997 (the "Prior Assignment Agreement")

         WHEREAS, Assignor desires to assign to Assignee and Assignee desires to assume, all of Assignor's rights, interests, and obligations under the Lease; and

         WHEREAS, Owner agrees to the assignment of the Lease on the condition that the same be amended as agreed herein.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be bound, Assignor and Assignee hereby agree as follows:

         1. Effective as of the date hereof, Assignor conveys, transfers and assigns unto the Assignee, its successors and assigns, all the rights, interest and privileges and the obligations,
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duties and commitments which the Assignor, as lessee, has under the terms of the
Lease.

         2. Assignee agrees to assume and perform all the obligations and duties of Assignor under the Lease, and to be bound by and perform all covenants to be performed by the lessee thereunder.

         3. Assignor agrees to indemnify the Assignee for, and to save it harmless from, any and all liability, loss or damage which the Assignee might incur under the Lease, and from any and all claims and demands which may be asserted against the Assignee thereunder, by virtue of any acts or omissions on the part of the Assignor which occurred prior to the effective date of this Assignment.

         4. Assignee agrees to indemnify the Assignor for, and to save it harmless from, any and all liability, loss or damage which the Assignor may incur under the Lease, and from any and all claims and demands whatsoever which may be asserted against the Assignor thereunder, by virtue of any acts or omissions on the part of the Assignee occurring subsequent to the effective date of this Assignment.

         5. It is expressly understood and agreed that Assignor shall have no liability for the performance of the obligations and covenants set forth in the Lease following the effective date of this Assignment, and that Assignee shall have no liability for the performance of the obligations and covenants set forth in the Lease with respect to the period prior to the effective date of this Assignment.

         6. Assignee agrees that Section 2.6 of the Lease is hereby deleted in its entirety and the following is substituted therefor:

         2.6  MANAGEMENT OF FACILITY

         (a) Unless otherwise agreed to in writing by Lessor (i) Lessee shall cause the Facility to be managed (including any leasing activities) at all times by Developer or an Affiliate of Developer, (ii) Lessee shall not enter into any agreement (oral or written) with respect to such management and leasing activities unless the terms thereof and the proposed manager or leasing agent have been approved in writing by Lessor, (iii) all such management or leasing agreements must be in writing and if with an Affiliate of Developer, then the same shall be guaranteed by Developer, and (iv) all management or leasing agreements must contain provisions to the effect that (A) the obligation of Lessee to pay management fees is subordinate to its obligation to pay Rent, and
(B) the manager shall not have the right to collect any management fees during the continuance of an Event of Default.

         (b) In lieu of any similar covenants in the Lease, Balanced Care Corporation ("BCC") shall contain covenants acceptable to Lessor requiring that Developer and its Affiliates (including BCC) shall maintain on a consolidated basis the following:


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                  (i) a ratio of consolidated current assets to consolidated current liabilities equal to or greater than 1.0 to 1.0;

                  (ii) a tangible net worth equal to or greater than $5,000,000, unless otherwise approved (or waived) by Lessor, approval of which shall not unreasonably withheld (for purposes of this Section 2.6(b)(ii), the line item identified as "Mandatorily Redeemable Preferred B Stock" reflected on Guarantor's consolidated financial statement shall be included in Guarantor's shareholder's equity).

                  (iii) a Consolidated Cash Flow Coverage not less than 1.0 to 1.0.

         "Consolidated Cash Flow Coverage" shall mean a ratio of (i) earnings before interest, taxes, depreciation, amortization, rent and its home office expense minus an assumed five percent (5%) management fee to (ii) all interest an rent payments.

         The covenants of Section 2.6 (b) above shall be included in that certain Working Capital Assurance Agreement dated as of February 6, 1998 between Lessor and BCC. A default of such covenants shall constitute a default under the Lease.

         (c) In the event that BCC or any affiliate of BCC exercises its right to purchase the membership interest of Lessee, or the assigns of Lessee, the covenants contained in Section 2.6(b) above shall be included as an obligation of BCC or such affiliate under this Lease. In the event that BCC uses an Affiliate to purchase the membership interests of the Lessee, BCC shall execute a guaranty of such Affiliate's obligations as Lessee hereunder in a form substantially the same as executed by the Guarantors hereunder.

         (d) GUARANTY/ GUARANTORS. The Rent and other obligations pursuant to the Lease are guaranteed by the individual owners of all of the membership interest of Lessee (each, a "Guarantor" and, collectively, "Guarantors") pursuant to an unlimited guaranty agreement ("Guaranty") executed simultaneously herewith in favor of Lessor."


         7. The terms of this Assignment shall apply to, bind and inure to the benefit of the parties hereto and their respective successors and assigns.


                         [SIGNATURES ON FOLLOWING PAGE]



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         IN WITNESS WHEREOF, Assignor, Assignee and Owner have executed this
Assignment as of the date first set forth above.



                                MANAGER:

                                BCC AT HARRISBURG, INC.,
                                a Delaware corporation

                                By:    /s/ Brian L. Barth
                                   ----------------------------------
                                       Brian L. Barth, Vice President

                                ASSIGNEE:

                                EXTENDED CARE OPERATORS OF HARRISBURG, LLC, a Delaware limited liability company



                                By: /s/ Signature Illegible
                                   -----------------------------------
                                Its:
                                   -----------------------------------


                                OWNER:

                                CAPSTONE CAPITAL CORPORATION, INC.,
                                a Maryland corporation

                                By:  /s/ Daryl D. McCombs
                                   -------------------------------
                                     Daryl D. McCombs, Assistant Vice President

                                ASSIGNOR:

                                SENIOR CARE OPERATORS, LLC,
                                a Delaware limited liability company


                                By: /s/ Signature Illegible
                                   -------------------------------
                                Its:
                                   -------------------------------




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        Schedule to Exhibit 10.61 filed pursuant to Instruction 2 to Item
                            601(a) of Regulation S-K

            Assignment, Assumption and Amendment of Lease Agreement

                        Location                          Entities
                       Ravenna, OH              BCC at Ravenna, Inc.;
                                                Extended Care Operators of Ravenna LLC

                       Greensboro, NC           BCC at Greensboro, Inc.
                                                Extended Care Operators of Greensboro LLC